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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) July 3, 2001

                                AMF BOWLING, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                      001-13539                 13-3873268
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

       8100 AMF Drive, Richmond, Virginia                           23111
    (Address of principal executive offices)                     (Zip Code)


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)
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Item 5.  Other Events

On July 3, 2001, AMF Bowling Worldwide, Inc., a wholly-owned subsidiary of the registrant, issued the announcement attached as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit   Description
-------   -----------

99.1      Announcement dated July 3, 2001.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      July 3, 2001                       AMF BOWLING, INC.

                                      By:     /s/ Stephen E. Hare
                                              ---------------------------------
                                              Stephen E. Hare
                                              Executive Vice President and
                                              Chief Financial Officer